As filed with the Securities and Exchange Commission on January 6, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23108

Amplify ETF Trust
 (Exact name of registrant as specified in charter)

3250 Lacey Road Suite #130
Downers Grove, IL 60515
 (Address of principal executive offices) (Zip code)

Christian Magoon
President and Chief Executive Officer
Amplify ETF Trust
3250 Lacey Road Suite #130
Downers Grove, IL 60515
 (Name and address of agent for service)

(855) 267-3837
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Reports to Stockholders.

AMPLIFY ETF TRUST

Amplify Online Retail ETF IBUY

Amplify YieldShares Prime 5 Dividend ETF PFV

ANNUAL REPORT

October 31, 2016

Amplify ETF Trust

Table of Contents

MARKET PERFORMANCE	2
FUND PERFORMANCE	3
SCHEDULES OF INVESTMENTS	5
STATEMENTS OF ASSETS AND LIABILITIES	7
STATEMENTS OF OPERATIONS	8
STATEMENTS OF CHANGES IN NET ASSETS	9
FINANCIAL HIGHLIGHTS	10
NOTES TO THE FINANCIAL STATEMENTS	12
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT	22
DISCLOSURE OF FUND EXPENSES	24
TRUSTEES AND OFFICERS OF THE TRUST	25
NOTICE TO SHAREHOLDERS	27
SUPPLEMENTAL INFORMATION	28
PRIVACY POLICY	29

Amplify ETF Trust (the “Trust”) files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Form N-Qs are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Amplify Investments, LLC (the “Adviser”) uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-267-3837 and (ii) on the Commission’s website at www.sec.gov.

Amplify ETF Trust

Market Performance

October 31, 2016 (Unaudited)

In 2016, U.S. equity markets have experienced many twists and turns as concerns about the Federal Reserve and the Presidential election caused various rallies and declines. Despite this volatility, broad-based U.S. equity market benchmarks have experienced positive performance overall. Specifically, the S&P 500 and the NASDAQ 100 both were in positive territory – 8% and 3% respectively – as of November 15, 2016. Let’s review a few of the markets:

U.S. equity markets started in a pronounced sell off to begin 2016. From the December 31, 2015 close through February 11, 2016 the S&P 500 declined 10.3% according to Stockcharts.com. We believe concerns over a slow growth economy in the U.S. and overseas, an alarmingly steep decline in oil prices, and fears of a Federal Reserve interest rate hike produced this material sell off.

Market sentiment began to change in mid-February as Federal Reserve comments signaled to markets that rate hikes were less likely in 2016. In addition, the price of oil bounced upward, which was significant as it signaled increased demand for the commodity. This has often been a bullish indicator for the economy. In addition, the bounce in oil prices eased market fears about the viability of various energy companies and their ability to repay significant debt that was held by large banking institutions and the investment community.

Going into the Spring, the market continued to trend upward, as the S&P gained 14.3% from February 12, 2016 until June 23, 2016 according to Stockcharts.com. However, positive market sentiment took a sudden detour on June 24, 2016 as it became clear that Great Britain’s citizens unexpectedly voted to exit the European Union, the so called “Brexit.” The surprising results of this vote sent equity markets into a sell-off pattern, with the S&P 500 selling off more than 5% by the close of June 27, 2016. While the uncertainty of this vote still remains today, the S&P 500 shook off this disruptive event and surpassed its pre-Brexit 2016 high by early July. The rest of the Summer and Fall began to be dominated by events that essentially kept stocks flat: the timing of the next Federal Reserve rate increase and the outcome of the 2016 US Presidential election.

While the Federal Reserve continued to publicly express their desire to raise interest rates in 2016, at every inflection point the decision was pushed further down the road. Year to date, the Federal Reserve has not raised rates, although many expect rates to raise in December of 2016. Surpassing the Fed watch in terms of market impact this Fall has been the somewhat unexpected election of Donald Trump to the U.S. Presidency and the corresponding rally in the stock market. Despite stock market futures declining during the night of the election, suggesting a less than favorable market reaction to a Trump administration, the S&P 500 rose 1.1% the day after the election. It clearly appears the broad-based market is in a Trump honeymoon phase, although there have been some sectors that have suffered due to the anticipation of Trump policy. Going into the last month and a half of 2016, markets will be focused on earnings, Federal Reserve activity and parsing out the potential economic winners and losers of a Trump administration.

Investing involves risk. Principal loss is possible. The funds are new with limited operating history.

One cannot invest directly in an index.

Past performance does not guarantee future results. Index performance is not indicative of fund performance. To obtain fund performance call 855-267-3837 or visit http://www.amplifyetfs.com/.

S&P 500 Index: The S&P 500 is a market value weighted index and one of the common benchmarks for the U.S. stock market.

Nasdaq 100: An index composed of the 100 largest, most actively traded U.S companies listed on the Nasdaq stock exchange.

Amplify ETFs are distributed by Quasar Distributors LLC.

Amplify ETF Trust

Amplify Online Retail ETF

Fund Performance

October 31, 2016 (Unaudited)

Growth of a $10,000 Investment
(at Net Asset Value)

TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2016
Inception to Date*
	Net Asset Value	Market Price
Amplify Online Retail ETF	8.71%‡	9.08%‡
EQM Online Retail Index	9.07%‡	9.07%‡
S&P 500 Index	2.32%‡	2.32%‡

*	Fund commenced operations on April 20, 2016.
‡	Unaudited

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify YieldShares Prime 5 Dividend ETF

Fund Performance

October 31, 2016 (Unaudited)

Growth of a $10,000 Investment
(at Net Asset Value)

TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2016
Inception to Date*
	Net Asset Value	Market Price
Amplify YieldShares Prime 5 Dividend ETF	(0.55%)‡	(0.30%)‡
Amplify Prime 5 US Dividend ETF Index	(0.49%)‡	(0.49%)‡
S&P 500 Index	1.37%‡	1.37%‡

*	Fund commenced operations on September 21, 2016.
‡	Unaudited

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Online Retail ETF

Schedule of Investments

October 31, 2016

Description	Shares	Fair Value
COMMON STOCKS - 99.8%
Traditional Retail - 57.0%
1-800-Flowers.com, Inc. *	15,114	$144,339
Amazon.com, Inc. *	162	127,951
ASKUL Corp.	1,200	49,490
ASOS PLC *	864	55,595
Blue Nile, Inc.	4,536	158,442
Cimpress NV *	516	42,957
Ebay, Inc. *	4,851	138,302
FTD Companies, Inc. *	4,587	92,290
HSN, Inc.	2,406	90,706
JD.com, Inc. - ADR *	2,097	54,417
Jumei International Holding Ltd. - ADR *	8,556	43,721
Land's End, Inc. *	5,511	85,972
Netflix, Inc. *	1,278	159,584
Nutrisystem, Inc.	4,434	140,558
Overstock.com, Inc. *	7,674	112,424
PetMed Express, Inc.	6,195	123,095
QVC Group *	4,392	81,208
Shutterfly, Inc. *	2,457	120,393
Stamps.com, Inc. *	1,398	136,375
Start Today Co., Ltd.	2,700	47,476
Vipshop Holdings Ltd. - ADR *	3,957	54,092
Wayfair, Inc. *	3,009	100,290
Yoox Net-A-Porter Group SpA *	1,776	51,080
Zalando SE *	1,437	63,083
zooplus AG *	354	50,344
		2,324,184
Marketplace - 29.4%
Alibaba Group Holding Ltd. - ADR *	609	61,929
Copart, Inc. *	2,658	139,465
Etsy, Inc. *	13,893	180,331
GrubHub, Inc. *	4,635	176,640
InterActiveCorp	2,094	134,937
Just Eat PLC *	8,043	55,327
MercadoLibre, Inc.	375	63,004
PayPal Holdings, Inc. *	2,901	120,857
Rakuten, Inc.	4,200	48,560
RetailMeNot, Inc. *	15,819	143,162
Shopify, Inc. *	1,848	76,600
		1,200,812
Travel - 13.4%
Ctrip.com International Ltd. - ADR *	1,116	49,271
Expedia, Inc.	1,026	132,590
MakeMyTrip Ltd. *	2,811	79,832
Priceline Group, Inc. *	90	132,681
Qunar Cayman Islands Ltd. - ADR *	1,308	38,678
TripAdvisor, Inc. *	1,755	113,162
		546,214
Total Common Stocks
(Cost $3,848,524)		4,071,210

MONEY MARKET FUNDS - 0.2%
STIT-Government & Agency Portfolio - Class I - 0.29% #	6,906	6,906
Total Money Market Funds
(Cost $6,906)		6,906

Total Investments - 100.0%
(Cost $3,855,430)		$4,078,116

Percentages are based on Net Assets of $4,076,610.

*	Non-income producing security.

ADR - American Depositary Receipt

#	Seven-day yield as of October 31, 2016.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify YieldShares Prime 5 Dividend ETF

Schedule of Investments

October 31, 2016

Description	Shares	Fair Value
EXCHANGE TRADED FUNDS - 99.7%
iShares Core Dividend Growth ETF	18,076	$492,029
Schwab U.S. Large-Cap Value ETF	11,504	517,909
SPDR Dow Jones Industrial Average ETF Trust	2,762	500,391
Vanguard High Dividend Yield ETF	7,058	502,671
Vanguard Value ETF	5,400	464,670
Total Exchange Traded Funds
(Cost $2,478,237)		2,477,670

MONEY MARKET FUNDS - 0.3%
STIT-Government & Agency Portfolio - Class I - 0.29% #	8,697	8,697
Total Money Market Funds
(Cost $8,697)		8,697

Total Investments - 100.0%
(Cost $2,486,934)		$2,486,367

Percentages are based on Net Assets of $2,486,126.

#	Seven-day yield as of October 31, 2016.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Statements of Assets and Liabilities

October 31, 2016

	Amplify Online Retail ETF	Amplify YieldShares Prime 5 Dividend ETF
Assets:
Investments at Cost	$3,855,430	$2,486,934
Investments at Fair Value	$4,078,116	$2,486,367
Dividends Receivable	103	501
Total Assets	4,078,219	2,486,868

Liabilities:
Advisory Fees Payable	1,609	742
Total Liabilities	1,609	742

Net Assets	$4,076,610	$2,486,126

Net Assets Consist of:
Paid-in Capital ($0.01 par value)	$1,500	$1,000
Additional Paid-in Capital	3,859,525	2,499,000
Undistributed (Accumulated) Net Investment Income (Loss)	(4,833)	5,576
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency	(2,263)	(18,883)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	222,681	(567)
Net Assets	$4,076,610	$2,486,126

Outstanding Shares of Beneficial Interest (unlimited authorized - $0.01 par value)	150,000	100,000
Net Asset Value, Offering and Redemption Price per Share	$27.18	$24.86

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Statements of Operations

For the Period Ended October 31, 2016

	Amplify Online Retail ETF[1]	Amplify YieldShares Prime 5 Dividend ETF[2]
Investment Income:
Dividend Income (Net of Foreign Withholding Tax of $25 and $0, respectively)	$4,329	$6,535
Total Investment Income	4,329	6,535

Expenses:
Advisory Fees	9,034	1,185
Total Expenses	9,034	1,185
Advisory Fees Waived	—	(226)
Net Expenses	9,034	959

Net Investment Income (Loss)	(4,705)	5,576

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments and Foreign Currency	(2,391)	(18,883)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	222,681	(567)
Net Realized and Unrealized Gain (Loss)	220,290	(19,450)

Net Increase (Decrease) in Net Assets Resulting from Operations	$215,585	$(13,874)

[1]	Fund commenced operations on April 20, 2016. The information presented is for the period from April 20, 2016 to October 31, 2016.

[2]	Fund commenced operations on September 21, 2016. The information presented is for the period from September 21, 2016 to October 31, 2016.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Online Retail ETF[1]	Amplify YieldShares Prime 5 Dividend ETF[2]
	Period Ended October 31, 2016	Period Ended October 31, 2016
Operations:
Net Investment Income (Loss)	$(4,705)	$5,576
Net Realized Gain (Loss) on Investments and Foreign Currency	(2,391)	(18,883)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	222,681	(567)
Net Increase (Decrease) in Net Assets Resulting from Operations	215,585	(13,874)

Capital Share Transactions:
Subscriptions	3,861,025	2,500,000
Increase (Decrease) in Net Assets from Capital Share Transactions	3,861,025	2,500,000

Total Increase (Decrease) in Net Assets	4,076,610	2,486,126

Net Assets:
Beginning of Period	—	—
End of Period	$4,076,610	$2,486,126
Undistributed (Accumulated) Net Investment Income (Loss)	$(4,833)	$5,576

Share Transactions:
Subscriptions	150,000	100,000
Net Increase (Decrease) in Shares Outstanding from Share Transactions	150,000	100,000

[1]	Fund commenced operations on April 20, 2016. The information presented is for the period from April 20, 2016 to October 31, 2016.

[2]	Fund commenced operations on September 21, 2016. The information presented is for the period from September 21, 2016 to October 31, 2016.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Online Retail ETF

Financial Highlights

Period Ended October 31, 2016[1]
Net Asset Value, Beginning of Period	$25.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) [2]	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	2.23
Total from Investment Operations	2.18

Net Asset Value, End of Period	$27.18

Total Return on Net Asset Value [3]	8.71%[5]

Supplemental Data:
Net Assets, End of Period (000's)	$4,077
Ratio of Expenses to Average Net Assets	0.65%[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.34)%[4]
Portfolio Turnover [6]	8%[5]

[1]	The Fund commenced operations on April 20, 2016. The information presented is for the period from April 20, 2016 to October 31, 2016.

[2]	Calculated based on average shares outstanding during the period.

[3]

Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[4]	Annualized.

[5]	Not Annualized.

[6]	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify YieldShares Prime 5 Dividend ETF

Financial Highlights

Period Ended October 31, 2016[1]
Net Asset Value, Beginning of Period	$25.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) [2]	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)
Total from Investment Operations	(0.14)

Net Asset Value, End of Period	$24.86

Total Return on Net Asset Value [3]	(0.55)%[5]

Supplemental Data:
Net Assets, End of Period (000's)	$2,486
Ratio of Expenses to Average Net Assets (Before Advisory Fees Waived)	0.45%[4,7]
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived)	0.35%[4,7]
Ratio of Net Investment Income (Loss) to Average Net Assets	2.03%[4,7]
Portfolio Turnover [6]	59%[5]

[1]	The Fund commenced operations on September 21, 2016. The information presented is for the period from September 21, 2016 to October 31, 2016.

[2]	Calculated based on average shares outstanding during the period.

[3]

Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[4]	Annualized.

[5]	Not Annualized.

[6]	Excludes the impact of in-kind transactions.

[7]

These ratios exclude the impact of expenses of the underlying exchange-traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange-traded funds in which the Fund invests.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2016

1.	ORGANIZATION

Amplify ETF Trust (the “Trust”) was organized as a Massachusetts business trust on January 6, 2015, and is authorized to issue an unlimited number of shares in one or more series of funds. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of two non-diversified funds, Amplify Online Retail ETF and Amplify YieldShares Prime 5 Dividend ETF (each a “Fund” and collectively, the “Funds”). Each Fund represents a beneficial interest in a separate portfolio of securities and other assets, with their own investment objectives and policies.

The investment objective of Amplify Online Retail ETF is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Online Retail Index. Amplify Online Retail ETF commenced operations on April 20, 2016. The investment objective of Amplify YieldShares Prime 5 Dividend ETF is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the Prime 5 US Dividend ETF Index. Amplify YieldShares Prime 5 Dividend ETF commenced operations on September 21, 2016.

Amplify Online Retail ETF intends to list and principally trade its shares on The NASDAQ Stock Market® LLC (“NASDAQ”) and Amplify YieldShares Prime 5 Dividend ETF intends to list and principally trade its shares on the BATS Exchange, Inc. (each an “Exchange” and collectively, the “Exchanges”). Shares of the Funds trade on the Exchanges at market prices that may be below, at, or above the Funds’ net asset value (“NAV”). The Funds will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 50,000 shares, called “Creation Units.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally will trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (“the Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) and redemption transaction fee of $500 is imposed for the transfer and other transaction costs associated with the purchase and sale of Creation Units. The Funds may issue an unlimited number of shares of beneficial interest, with par value of $0.01 per share. All shares of the Funds have equal rights and privileges.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

SECURITY VALUATION

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2016 (Continued)

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the period ended October 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended October 31, 2016, there have been no significant changes to the Funds’ fair valuation methodologies. It is the Funds’ policy to recognize transfers into or out of all levels at the end of the reporting period.

Common stocks, preferred stock and other equity securities listed on any national or foreign exchange (excluding NASDAQ) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities.

Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of October 31, 20161:

Category	Amplify Online Retail ETF	Amplify YieldShares Prime 5 Dividend ETF
Investments in Securities
Level 1
Common Stocks	$4,071,210	$—
Exchange Traded Funds	—	2,477,670
Money Market Funds	6,906	8,697
Total Level 1	4,078,116	2,486,367
Level 2	—	—
Total Level 2	—	—
Level 3	—	—
Total Level 3	—	—
Total	$4,078,116	$2,486,367

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of any Levels nor any Level 3 investments held during the period ended October 31, 2016.

SHARE VALUATION

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Funds is equal to the Funds’ NAV.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2016 (Continued)

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The Funds intend to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable income and capital gains to shareholders. Therefore, no federal income or excise tax provision has been made.

As of and during the period ended October 31, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended October 31, 2016, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended October 31, 2016, the Funds did not incur any interest or penalties.

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain (loss) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions arise from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, will be declared and paid at least annually by the Funds. The Funds distribute their net realized capital gains, if any, to shareholders annually. All distributions are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investments and foreign currency for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments or paid-in capital, as appropriate, in the period that the differences arise.

GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect risk of loss to be remote.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2016 (Continued)

ORGANIZATIONAL AND OFFERING COSTS

All organizational costs incurred to establish the Funds were paid by Amplify Investments LLC (the “Adviser”) and are not subject to reimbursement.

3.	AGREEMENTS

Amplify Investments, LLC (the “Adviser”) serves as investment adviser to the Funds. Pursuant to an Investment Management Agreement (the “Management Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Management Agreement, the Funds will pay the following investment management fees to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, but excluding interest, taxes, brokerage commissions, and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 Plan, if any, and extraordinary expenses.

Fund	Annual Rate of Average Daily Net Assets
Amplify Online Retail ETF	0.65%
Amplify YieldShares Prime 5 Dividend ETF	0.45%

Pursuant to a contractual agreement between the Trust, on behalf of Amplify YieldShares Prime 5 Dividend ETF and the Adviser, the management fees paid to the Adviser will be reduced by 0.10%. For the period ended October 31, 2016, the Adviser’s management fee was reduced by $226. This contractual agreement will continue until September 21, 2017. The Adviser is not eligible to recoup these amounts.

Penserra Capital Management LLC serves as the Sub-Adviser (the “Sub-Adviser”) to the Funds. The Sub-Adviser has responsibility for selecting and continuously monitoring the Funds’ investments. The Adviser has overall responsibility for overseeing the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Sub-Advisory fees earned by Penserra Capital Management LLC are paid for by the Adviser. For the period ended October 31, 2016, the Funds paid Penserra Securities LLC, an affiliate of the Sub-Adviser, $96 for brokerage commissions.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian, transfer agent and accountant. USBFS also serves as the transfer agent and fund accountant to the Funds.

U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers and two Trustees of the Trust are also officers or employees of the Adviser or its affiliates. They receive no fees for serving as officers or Trustees of the Trust.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2016 (Continued)

4.	INVESTMENT TRANSACTIONS

For the period ended October 31, 2016, the investment transactions, excluding in-kind transactions and short-term securities were:

Fund	Purchases	Sales and Maturities
Amplify Online Retail ETF	$274,515	$230,700
Amplify YieldShares Prime 5 Dividend ETF	1,571,191	1,482,674

For the period ended October 31, 2016, in-kind transactions associated with creations and redemptions were:

Fund	Purchases	Sales
Amplify Online Retail ETF	$3,806,972	$—
Amplify YieldShares Prime 5 Dividend ETF	2,408,603	—

There were no purchases or sales of long-term U.S. Government securities by the Funds.

5.	TAX INFORMATION

There were no distributions during the period ended October 31, 2016.

The cost basis of investments for federal income tax purposes as of October 31, 2016 was as follows:

	Amplify Online Retail ETF	Amplify YieldShares Prime 5 Dividend ETF

Tax Cost of Investments	$3,856,165	$2,486,934
Gross Tax Unrealized Appreciation	391,327	1,392
Gross Tax Unrealized Depreciation	(169,381)	(1,959)
Net Tax Unrealized Appreciation (Depreciation)	221,946	(567)

Undistributed Ordinary Income	—	5,576
Total Distributable Earnings	—	5,576

Other Accumulated Gains (Losses)	(6,361)	(18,883)
Total Accumulated Earnings (Losses)	$215,585	$(13,874)

The difference between book and tax-basis cost is attributable to the deferral of losses on wash sales.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2016 (Continued)

As of October 31, 2016, the components of Accumulated Losses on a tax basis were as follows:

	Amplify Online Retail ETF	Amplify YieldShares Prime 5 Dividend ETF

Short-Term Capital Loss Carryforward	$1,528	$18,883
Late-Year Ordinary Losses	4,833	—

The Funds may elect to defer to the first day of the next taxable year all or part of any late-year ordinary losses or post-October capital losses. There is no expiration date on capital loss carryforwards.

Additionally, U.S. GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to distributions from foreign currency gain/loss. For the period ended October 31, 2016, the following table shows the reclassifications made:

	Amplify Online Retail ETF	Amplify YieldShares Prime 5 Dividend ETF

Undistributed (Accumulated) Net Investment Income (Loss)	$(128)	$—
Accumulated Net Realized Gain (Loss)	128	—
Paid-In Capital	—	—

6.	PRINCIPAL RISKS

ACTIVE MARKET RISK

Although the Funds intend to principally trade their shares on the Exchange, there can be no assurance that an active trading market for the shares will develop or be maintained. Shares may trade on the Exchange at market prices that may be below, at or above the Funds’ NAV.

ADR AND GDR RISK

ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Funds’ NAV is determined in U.S. dollars, the NAV of the Funds could decline if the currency of the non-U.S. market in which the Funds invest depreciates against the U.S. dollar, even if the value of the Funds’ holdings, measured in the foreign currency, increases.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2016 (Continued)

CONSUMER DISCRETIONARY COMPANIES RISK

These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITIES SECURITIES RISK

The value of shares of the Funds will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

ETF RISK

Amplify YieldShares Prime 5 Dividend ETF will invest in five ETFs. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although ETFs have management fees that increase their costs. In this regard, Amplify YieldShares Prime 5 Dividend ETF shareholders will make payments of management fees charged by Amplify YieldShares Prime 5 Dividend ETF and for the ETFs in which it invests.

FLUCTUATION OF NAV RISK

The NAV of the Funds’ shares will generally fluctuate with changes in the market value of the Funds’ holdings. The market prices of shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on the Exchange.

FOREIGN INVESTMENT RISK

Securities issued by foreign companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of foreign companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on foreign investments and exchange of securities; and less government supervision and regulation of issuers in foreign countries. Prices of foreign securities also may be more volatile.

INDEX RISK

The Funds are not actively managed. The Funds invest in securities included in or representative of their respective index regardless of their investment merit. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of their respective index. Therefore, they would not necessarily buy or sell a security unless that security is added or removed, respectively, from their respective index, even if that security generally is underperforming.

INDUSTRY CONCENTRATION RISK

In following its methodology, each index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that each index concentrates in the securities of issuers in a particular industry or sector, the Funds will also concentrate their respective investments to approximately the same extent. By concentrating their investments in an industry or sector, the Funds may face more risks than if they were diversified broadly over numerous industries or sectors.

INFORMATION TECHNOLOGY COMPANIES RISK

Information technology companies are generally subject to rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2016 (Continued)

INTERNET COMPANIES RISK

Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

MARKET CAPITALIZATION RISK

The EQM Online Retail Index may comprise large, mid and small capitalization stocks. The EQM Online Retail Index and therefore the Amplify Online Retail ETF will comprise large, mid and small capitalization stocks to the same extent. As a result, the Amplify Online Retail ETF may be exposed to additional risk associated with mid and small capitalization companies. Increased exposure to mid and/or small capitalization companies may cause the Amplify Online Retail ETF to be more vulnerable to adverse general market or economic developments because such securities may be less liquid and subject to greater price volatility than those of larger, more established companies. Such companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. In addition, they may be more vulnerable to adverse general market or economic developments.

MARKET RISK

Market risk is the risk that a particular security owned by the Funds or shares of the Funds in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

NEW FUND RISK

The Funds currently have fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Funds’ market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Funds may depart from their principal investment strategies and invest a larger amount or all of their assets in cash equivalents, or they may hold cash.

NON-CORRELATION RISK

The Funds’ return may not match the return of its respective index for a number of reasons. Although the Funds currently intend to seek to fully replicate each index, the Funds may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of each index as would be the case if the Funds purchased all of the securities in its respective index in the proportions represented in each index. In addition, the performance of the Funds and its respective index may vary due to asset valuation differences and differences between the Funds’ portfolio and its respective index resulting from legal restrictions, cost or liquidity constraints.

NON-DIVERSIFICATION RISK

Because the Funds are non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Funds’ performance.

ONLINE RETAIL RISK

For Amplify Online Retail ETF, companies that operate in the online marketplace, retail and travel segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace, retail and travel segments to reduce profit margins in order to compete. Profit margins in the travel industry are particularly sensitive to seasonal demand, fuel costs and consumer perception of various risks associated with travel to various destinations. Due to the nature of their business models, companies that operate in the online marketplace, retail and travel segments

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2016 (Continued)

may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace, retail and travel segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

7.	SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, the Funds have determined that no adjustments were required to the financial statements.

Amplify ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Amplify Online Retail ETF and Amplify YieldShares Prime 5 Dividend ETF and
Board of Trustees of Amplify ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Amplify Online Retail ETF and Amplify YieldShares Prime 5 Dividend ETF (the “Funds”), each a series of Amplify ETF Trust, as of October 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period April 20, 2016 (commencement of operations) through October 31, 2016 for Amplify Online Retail ETF and the related statements of operations and changes in net assets and the financial highlights for the period September 21, 2016 (commencement of operations) through October 31, 2016 for Amplify YieldShares Prime 5 Dividend ETF. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2016, the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 21, 2016

Amplify ETF Trust

Board Considerations Regarding Approval of Investment Management Agreement
and Sub-Advisory Agreement

October 31, 2016

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on June 22, 2016, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of the following agreements (collectively, the “Agreements”): 1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify YieldShares Prime 5 Dividend ETF (the “Fund”) and 2) an Investment Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”), on behalf of the Fund.

After their initial two-year terms, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to renew the Agreements for an additional one-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Adviser.

Prior to the meeting held on June 22, 2016, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Adviser; (ii) the Adviser and the Sub-Adviser’s costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Adviser; and (iii) the existence, or anticipated existence, of economies of scale.

Prior to and at the meeting held on June 22, 2016, representatives from the Adviser and the Sub- Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser and the Sub-Adviser’s fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Adviser provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser and Sub-Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Adviser and the personnel and resources of the Adviser and Sub-Adviser, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered that the Adviser secured a license with respect to the index that the Fund sought to track, the Prime Indexes LLC, and considered the performance history of the index. The Trustees considered statements by the Adviser and Sub-Adviser regarding its respective financial condition, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.62%, as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Adviser did not manage any similar accounts. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Adviser, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Adviser. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser on its costs to be incurred in connection with the proposed Agreement and its

Amplify ETF Trust

Board Considerations Regarding Approval of Investment Management Agreement
and Sub-Advisory Agreement

October 31, 2016 (Continued)

estimated profitability, and noted the Adviser’s statement that it would not likely be profitable in its first year of operating the Fund and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders.

The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s views on its expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Adviser had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that it will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for the Fund.

Amplify ETF Trust

Disclosure of Fund Expenses

October 31, 2016 (Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include costs for advisory and brokerage fees. Administrative services and shareholder reporting costs (among others), are paid by the Adviser out of the advisory fees. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other funds. The examples are based on investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 – October 31, 2016).

The table below illustrates your fund’s costs in two ways:

ACTUAL FUND RETURN

This section helps you to estimate the actual expenses after fee waivers that your fund incurred over the period shown. “Expenses Paid During Period” shows the actual dollar expense cost incurred by a $1,000 investment in each Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Funds’ gross investment return.

You can use this information, together with the actual amount you invested in each Fund, to estimate the expenses you paid during the period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your fund under “Expenses Paid During Period.”

HYPOTHETICAL 5% RETURN

This section helps you compare your fund’s costs with those of other funds. It assumes that each Fund had an annual 5% return before expenses during the year, but that the “Annualized Expense Ratio” for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your fund’s comparative cost by comparing the hypothetical result of your fund under “Expenses Paid During Period” with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your fund’s actual return – the account values shown may not apply to your specific investment.

Fund	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Amplify Online Retail ETF
Actual Fund Return	$ 1,000	$ 1,107	0.65%	$3.44
Hypothetical 5% Return	$ 1,000	$ 1,022	0.65%	$3.30
Amplify YieldShares Prime 5 Dividend ETF
Actual Fund Return	$ 1,000	$ 995	0.35%	$0.38
Hypothetical 5% Return	$ 1,000	$ 1,023	0.35%	$1.78

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the Amplify YieldShares Prime 5 Dividend ETF are multiplied by 40/366, which is the number of days since inception divided by the number of days in the year.

Amplify ETF Trust

Trustees and Officers of the Trust

October 31, 2016 (Unaudited)

The following chart lists Trustees and Officers as of October 31, 2016.

Set forth below are the names, ages, addresses, position with the Trust, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-267-3837.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
Christian Magoon (2) c/o Amplify Investments LLC 3250 Lacey Road, Suite 130 Downers Grover, IL 60515 Y.O.B.: 1974	Chairman of the Board of Trustees; Chief Executive Officer and President	Indefinite term Since inception	Chief Executive Officer, Magoon Capital (2010 – present); Chief Executive Officer, YieldShares, LLC (2013 – present); Chief Executive Officer, President of Amplify Invesments (2015 – present)	2	None
John Phillips (3) c/o Amplify Investments LLC 3250 Lacey Road, Suite 130 Downers Grover, IL 60515 Y.O.B.: 1958	Secretary	Indefinite term Since inception	Chief Operation Officer and Head of Product Development, Amplify Investments (2015 – present); Managing Director, White, Weld & Co. (2007 – 2015)	2	N/A
Independent Trustees
Michael DiSanto c/o Amplify Investments LLC 3250 Lacey Road, Suite 130 Downers Grover, IL 60515 Y.O.B.: 1979	Trustee	Indefinite term Since inception	Attorney, City of Naperville, Illinois (2007 – present); member, Elder board of the Compass Church, (2013 – present); adjuct professor, Aurora University (2012)	2	None
Rick Powers c/o Amplify Investments LLC 3250 Lacey Road, Suite 130 Downers Grover, IL 60515 Y.O.B.: 1957	Trustee	Indefinite term Since inception	Deputy Commissioner, Transportation, State of Indiana (2014 – present); Director, Code Enforcement, City of Indianapolis, Indiana (2001 – 2014)	2	None
Mark Tucker c/o Amplify Investments LLC 3250 Lacey Road, Suite 130 Downers Grover, IL 60515 Y.O.B.: 1963	Trustee	Indefinite term Since inception	Sole member, Aspen Equity Partners, LLC (2009 – present); New Liberty Popcorn, LLC (2015 – present)	2	None

Amplify ETF Trust

Trustees and Officers of the Trust

October 31, 2016 (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Officers
Ed Keiley c/o Amplify Investments LLC 3250 Lacey Road, Suite 130 Downers Grover, IL 60515 Y.O.B.: 1965	Chief Compliance Officer	Indefinite term Since inception	Chief Compliance Officer, Amplify Investments (2016 – present); Trader Compliance, Inc. (2003 – present)	N/A
Bradley H. Bailey c/o Amplify Investments LLC 3250 Lacey Road, Suite 130 Downers Grover, IL 60515 Y.O.B.: 1967	Chief Financial Officer	Indefinite term 2016	Chief Financial Officer, Amplify Investments (2016 – present); Chief Financial Officer, Copia Capital LLC (2014 – 2016); Chief Financial Officer, Central Square Management LLC (2011 – 2014)	N/A

(1)

Each Trustee shall serve until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee, unless such Trustee dies, retires, resigns or is removed pursuant to the Trustees Declaration of Trust.

(2)	Mr. Magoon is deemed an “interested person” of the Trust due to his position as Chief Executive Officer and President of Amplify Investments and the Trust.

(3)	Mr. Phillips is deemed an “interested person” of the Trust due to his position as Chief Operating Officer of Amplify Investments and Secretary of the Trust.

Amplify ETF Trust

Notice to Shareholders

October 31, 2016 (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the period ended October 31, 2016, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distribution	Total Distributions	Dividends Qualifying For Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short-Term Capital Gain (5)
Amplify Online Retail ETF	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Amplify YieldShares Prime 5 Dividend ETF	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the period. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Amplify ETF Trust

Supplemental Information

October 31, 2016 (Unaudited)

DISTRIBUTION OF PREMIUMS AND DISCOUNTS

NAV is the price per share at which the Funds issue and redeem shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Funds generally are determined using the composite closing price each day. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of the Funds’ holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available, without charge, on the Funds’ website at www.amplifyetfs.com.

INFORMATION ABOUT THE TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 1-855-267-3837. Furthermore, you can obtain the SAI by accessing the Commission’s website at www.sec.gov or by accessing the Funds’ website at www.amplifyetfs.com.

DELIVERY OF SHAREHOLDER DOCUMENTS—HOUSEHOLDING

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds are available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Amplify ETF Trust

Privacy Policy

October 31, 2016 (Unaudited)

AMPLIFY ETFS AND AMPLIFY AFFILIATES PRIVACY POLICY

Amplify recognizes the importance of protecting your personal and financial information when you visit our websites (each a “Website” and together “Websites”). This Policy is designed to help you understand the information collection practices on all Websites owned or operated by or on behalf of companies within the Amplify group of companies, including: Amplify Investments, LLC, Amplify Development, LLC, and Amplify Securities, LLC. We are committed to:

(a) protecting the personal information you provide to us;

(b) telling you how we use the information we gather about you; and

(c) ensuring that you know why we intend to disclose your personal information.

CHANGES TO THIS PRIVACY POLICY

This Privacy Policy is dated January 1, 2016. Amplify reserves the right to amend this Privacy Policy at any time without notice, by updating this posting, in which case the date of the Policy will be revised. The current version of this Policy can be accessed from the link on the www.amplifyetfs.com homepage.

INFORMATION COLLECTION AND USE

Personally Identifiable Information: The personally identifiable information you submit to our Websites is used to service your interest and to improve our services to you and/or to provide you with information on Amplify products and services. The types of personal information that may be collected at our Websites include: name, address, email address and telephone number. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy.

Additionally, if the Website is a password protected site, then (a) once you submit your password and enter, the Website will recognize who you are and will collect all information that you submit, including all electronic instructions (including all transaction information), and (b) any information collected about you from the Website may be associated with other identifying information that we have about you.

Aggregate Information: We generally record certain usage information, such as the number and frequency of visitors to our Websites. This information may include the websites that you access immediately before and after your visit to our Websites, the Internet browser you are using and your IP address. If we use such data at all it will be on an aggregate basis, and we will not disclose to third parties any information that could be used to identify you personally.

Service Providers: We may use internal or external service providers to operate our Websites and employ other persons to perform work on our behalf, such as sending postal mail and e-mail. These persons may have access to the personally identifiable information you submit through the Websites, but only for the purpose of performing their duties. These personnel may not use your personally identifiable information for any other purpose.

Compliance with Laws: We do not automatically collect personally identifiable information from visitors to our Websites, except to the extent we are required to do so pursuant to some statute or regulation applicable to us. We will not provide any personally identifiable information to any other persons, except if we are required to make disclosures by any law, any government or private parties in connection with a lawsuit, subpoena, investigation or similar proceeding.

E-mail and Marketing: Amplify does not sell its customers’ e-mail addresses, nor will we provide your personal information to third parties for their marketing purposes. Amplify will not send you e-mail messages without first receiving your permission, unless it relates to servicing your account or unless you have consented to receiving electronic delivery of fund documents as part of our E-Delivery service. It is our policy to include instructions for unsubscribing from these permission-based programs. We recommend that you do not send us any individual personal information via non secure methods of correspondence, including via public electronic communication channels, such as Internet e-mail, which are generally not secure.

Amplify ETF Trust

Privacy Policy

October 31, 2016 (Unaudited) (Continued)

Business Transfers: If the business, stock or assets of Amplify are acquired or merged with another business entity, we will share all or some of your information with this entity to continue to provide our service to you. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you may decline such use at such time.

Disclosure to Third Parties: The personal information you provide to us will only be disclosed to third parties if we have your permission, or as set out in this Privacy Policy. We may disclose details about the general use of our Websites to third parties – for example, to demonstrate patterns of use to advertisers and other business partners. Information we pass on for this purpose will not include any personal information by which you may be identified. We endeavor to prevent unauthorized disclosures of your personal information by third parties but we are not responsible for any unauthorized disclosures or other breaches of security or for the actions of others if the information was passed to them with your authority or with the authority of anyone other than us or our group companies.

COOKIES

What are Cookies?

Cookies are small text files that are stored in your computer’s memory and hard drive when you visit certain web pages. They are used to enable websites to function or to provide information to the owners of a website.

Why Do We Use Cookies?

Cookies help us to provide customized services and information. We use cookies on all our Websites to tell us, in general terms, how and when pages in our Websites are visited, what our users’ technology preferences are – such as what type of video player they use – and whether our Websites are functioning properly.

If you are using one of our password-protected sites, then the website may use cookies or other technology to help us authenticate you, store and recognize your configuration and user attributes, facilitate your navigation of the website and customize its content so that the information made available is likely to be of more interest to you.

In broad terms, we use cookies on our Websites for the following purposes:

●

Analytical purposes: Analytical cookies allow us to recognize measure and track visitors to our Websites. This helps us to improve and develop the way our Websites work, for example, by determining whether site visitors can find information easily, or by identifying the aspects of websites that are of the most interest to them.

●

Usage preferences: Some of the cookies on our Websites are activated when visitors to our sites make a choice about their usage of the site. Our Websites then ‘remember’ the settings preferences of the user concerned. This allows us to tailor aspects of our sites to the individual user.

●

Terms and conditions: We use cookies on our Websites to record when a site visitor has seen a policy, such as this one, or provided consent, such as consent to the terms and conditions on our Websites. This helps to improve the user’s experience of the site – for example, it avoids a user from repeatedly being asked to consent to the same terms.

●

Session management: The software that runs our websites uses cookies for technical purposes needed by the internal workings of our servers. For instance, we use cookies to distribute requests among multiple servers, authenticate users and determine what features of the site they can access, verify the origin of requests, keep track of information about a user’s session and determine which options or pages to display in order for the site to function.

●

Functional purposes: Functional purpose cookies store information that is needed by our applications to process and operate. For example, where transactions or requests within an application involve multiple workflow stages, cookies are used to store the information from each stage temporarily, in order to facilitate completion of the overall transaction or request.

Amplify ETF Trust

Privacy Policy

October 31, 2016 (Unaudited) (Continued)

Further Information About Cookies

If you would like to find out more about cookies in general and how to manage them, please visit www.allaboutcookies.org.

THIRD PARTY WEBSITES

Amplify disclaims responsibility for the privacy policies and customer information practices of third party internet websites hyperlinked from our Website or this Privacy Policy.

SECURITY

Amplify protects your personal information when you transact business on our Website by requiring the use of a browser software program that supports industry standard SSL encryption with 128-bit key lengths. The “128-bit” designation refers to the length of the key used to encrypt the data being transmitted, with a longer key representing a higher level of security.

CONTACT US

We welcome inquiries or comments about our Privacy Policy and any queries or concerns about Amplify ETFs at support@amplifyetfs.com or 1-855-267-3837.

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Investment Adviser:

Amplify Investments, LLC

3250 Lacey Road, Suite 130

Downers Grove, IL 60515

Investment Sub-Adviser:

Penserra Capital Management, LLC

4 Orinda Way, Suite 100-A

Orinda, CA 94563

Legal Counsel:

Chapman and Cutler LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator:

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue

Milwaukee, WI 53202

Transfer Agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Custodian:

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mark Tucker is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$28,500	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$6,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	$6,000	N/A
Registrant’s Investment Adviser	$0	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Amplify ETF Trust

By (Signature and Title)	Christian Magoon
Christian Magoon,
President and Chief Executive Officer

Date	1/3/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	Christian Magoon
Christian Magoon,
President and Chief Executive Officer

Date	1/3/2017

By (Signature and Title)	Bradley H. Bailey
Bradley H. Bailey,
Chief Financial Officer

Date	1/5/2017